GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated April 3, 2017 to the

Prospectus, Summary Prospectuses

and Statement of Additional Information (“SAI”),

each dated April 29, 2016

Effective April 28, 2017 (the “Effective Date”) Raymond Chan and Christopher Lvoff will serve as portfolio managers for the Portfolios. Edward J. Tostanoski III will remain a portfolio manager for the Portfolios.

Raymond Chan is head of the Markets team with the Global Portfolio Solutions (“GPS”) Group and serves on the GPS Investment Core. Christopher Lvoff is Managing Director in the GPS Group.

In addition, on April 3, 2017, William Fallon will no longer serve as a portfolio manager for the Portfolios, and on the Effective Date, James Park and Nicholas Chan will no longer serve as portfolio managers for the Portfolios. Accordingly, all references to William Fallon, James Park and Nicholas Chan in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, the Portfolios’ disclosures are modified as follows:

Effective immediately, the following replaces in its entirety the second paragraph of the “Portfolio Management” subsection of the “Summary—Portfolio Management” section of the Prospectus for each Portfolio:

Portfolio Managers: James Park, Managing Director, has managed the Portfolio since 2014; Nicholas Chan, CFA, Managing Director, has managed the Portfolio since 2006; and Edward J. Tostanoski III, Vice President, has managed the Portfolio since 2015.

On the Effective Date, the following replaces in its entirety the second paragraph of the “Portfolio Management” subsection of the “Summary—Portfolio Management” section of the Prospectus for each Portfolio:

Portfolio Managers: Raymond Chan, CFA, Managing Director, has managed the Portfolio since 2017; Christopher Lvoff, CFA, Managing Director, has managed the Portfolio since 2017; and Edward J. Tostanoski III, Vice President, has managed the Portfolio since 2015.

On the Effective Date, the following replaces the first paragraph and table of the “Service Providers—Portfolio Managers” section of the Prospectus:

Global Portfolio Solutions (“GPS”) Group

The individuals jointly and primarily responsible for the day-to-day management of the Portfolios are listed below. The Portfolios’ portfolio managers’ individual responsibilities may differ and may include, among other things, asset allocation, risk budgeting, portfolio construction and general oversight of the management of the Portfolios’ portfolios.

Name and Title	Years Primarily Responsible Since	Five Year Employment History
Raymond Chan, CFA Managing Director	2017	Mr. Chan is a senior portfolio manager and head of the Markets team within the GPS Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.
Christopher Lvoff, CFA Managing Director	2017	Mr. Lvoff is a senior portfolio manager within the GPS Group in GSAM. He joined the Investment Adviser in 2007.
Edward J. Tostanoski III, Vice President	2015	Mr. Tostanoski is a portfolio manager within the GPS Group in GSAM. Prior to joining the GPS Group in April 2017, he was a member of Macro Alpha Strategies within the Quantitative Investment Strategies team in GSAM. He joined the Investment Adviser in 2007.

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In connection with the portfolio management changes, the Portfolios will undergo certain changes to their principal investment strategies and Underlying Funds.

These changes include the Portfolios’ ability to invest directly in affiliated and unaffiliated exchange-traded funds and in derivatives for both hedging and non-hedging purposes. The Portfolios’ derivative investments may include (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, credit linked notes, exchange-traded notes, and contracts for differences.

In addition, the following are added as Principal Risks of each Portfolio:

Asset Allocation Risk.  The Portfolio’s allocations to the various underlying asset classes may cause the Portfolio to underperform other funds with a similar investment objective.

Derivatives Risk.  The Portfolio’s use of futures, swaps, options, forward contracts and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Portfolio’s ability to invest in derivatives and other instruments and adversely affect such Portfolio’s performance and ability to pursue its investment objectives.

Market Risk.  The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial market.

The following replaces in its entirety the third and fourth paragraphs of the “Investment Management Approach—Principal Investment Strategies—GSAM’s Satellite Strategies Investment Philosophy” section of the Prospectus:

The Investment Adviser’s Global Portfolio Solutions Group (“GPS Group”) applies a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Satellite Strategies Portfolio. In contrast to traditional equity and fixed income selection strategies which focus on individual stocks and bonds, the model focuses on broad asset classes, such as emerging markets, high yield and real assets. To establish a diversified strategic asset allocation, the Investment Adviser seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The Investment Adviser employs a proprietary asset allocation process and other techniques to deliver what it believes is the best strategic allocation in the Satellite Strategies Portfolio.

The following replaces in its entirety the first, second and third paragraphs of the “Investment Management Approach—Principal Investment Strategies—GSAM’s Asset Allocation Investment Philosophy” section of the Prospectus:

For each of the Portfolios (other than the Satellite Strategies Portfolio) the Investment Adviser’s GPS Group applies a factor-based risk budgeting approach to develop a strategic allocation among the various asset classes. To establish a diversified strategic asset allocation, the Investment Adviser seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The allocation process is done relative to the benchmark such that the sources of tracking error to the benchmark are relatively balanced across the asset allocation factors. The resulting strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes which may utilize fundamental or quantitative investment techniques.

The strategic asset allocation is adjusted by the Investment Adviser as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. Each Portfolio’s positioning may therefore change over time based on these short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries, as well as the Portfolios’ duration and sensitivity to inflation. Market views may be developed from multiple sources, including the Investment Adviser’s fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors. By allocating across different factors, regions, investment styles and strategies, the Investment Adviser seeks to achieve a diversified, dynamic portfolio which offers consistent positive performance in excess of the benchmark.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

FFPMCHG 03-17